EX-99.906


           Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Earle A. Malm II, President of HighMark Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: October 7, 2011              /s/ Earle A. Malm II
     ----------------------        ---------------------------------------------
                                   Earle A. Malm II, President
                                   (principal executive officer)


I, Pamela O'Donnell, Chief Financial Officer of HighMark Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: October 7, 2011              /s/ Pamela O'Donnell
     ----------------------        ---------------------------------------------
                                   Pamela O'Donnell, Chief Financial Officer
                                   (principal financial officer)